UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024

CareMax, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39391	85-0992224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 NW 57th Court Suite 400
Miami, Florida		33126
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 786 360-4768

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CMAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for 1/30th of one share of Class A common stock	CMAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in a Current Report on Form 8-K filed by CareMax, Inc., a Delaware corporation (the “Company”), on November 18, 2024 (the “Previous 8-K”), on November 17, 2024, the Company and certain of its controlled affiliates (such affiliates, together with the Company, the “Debtors”) commenced filing voluntary petitions (the “Chapter 11 Cases”) in the U.S. Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”). The Chapter 11 Cases are being jointly administered under Case No. 24-80093 (MVL). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 1.01 Entry into a Material Definitive Agreement.

DIP Credit Agreement

In connection with the Chapter 11 Cases, on November 19, 2024, the Bankruptcy Court entered an interim order (the “Interim DIP Order”) approving the Company, as borrower (the “DIP Borrower”), and certain subsidiaries of the Company from time to time party thereto as guarantors, entering into that certain Superpriority Priming Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”), dated November 19, 2024, with the lenders from time to time party thereto (the “DIP Lenders”) and Acquiom Agency Services LLC, as administrative agent and collateral agent.

Pursuant to the DIP Credit Agreement, the DIP Lenders have agreed, upon the terms and conditions set forth therein, to make available to the DIP Borrower a $122.0 million senior secured superpriority postpetition term loan financing facility (the “DIP Facility”). Under the DIP Facility, (i) $12.0 million in New Money DIP Loans has been funded under the Interim DIP Order and (ii) $18.5 million in New Money DIP Loans will be made available on a final basis (the “Final DIP Loans”) upon Bankruptcy Court approval of the DIP Facility on a final basis (the “Final DIP Order”) and satisfaction of the other applicable conditions to any Final DIP Loans. Upon entry of the Final DIP Order, an aggregate principal amount of $91.5 million of Prepetition Loans held by the Prepetition Lenders will be deemed to have been converted on a cashless, dollar-for-dollar basis into senior secured superpriority postpetition term loans under the DIP Facility.

The foregoing description of the DIP Credit Agreement and the DIP Facility does not purport to be complete and is qualified in its entirety by reference to the information regarding the DIP Credit Agreement and the DIP Facility set forth in the Previous 8-K (including the full text of the DIP Credit Agreement, a copy of which is filed as Exhibit 10.2 to the Previous 8-K), which information is incorporated by reference into this Item 1.01.

Stalking Horse APA

On November 24, 2024, the Company entered into a binding “stalking horse” asset purchase agreement (the “Stalking Horse APA”) with ClareMedica Viking, LLC (the “Buyer”) and ClareMedica Parent Holdings, LP (“Buyer Parent”), pursuant to which the Buyer has agreed to purchase, subject to the terms and conditions contained therein, the “Acquired Assets” of the Company and certain of its subsidiaries (the “Seller Group”), consisting of a vast majority of the Company’s operating clinic business (the “Core Centers Assets”), and to assume certain liabilities.

The acquisition of the Acquired Assets and assumption of the Acquired Liabilities by the Buyer pursuant to the Stalking Horse APA is subject to approval of the Bankruptcy Court and one or more auctions, if necessary, to solicit higher or otherwise better bids. On November 25, 2024, the Debtors intend to file a motion (the “Bidding Procedures Motion”) seeking approval of, among other things, bidding procedures (the “Bidding Procedures”), which will establish procedures for the selection of the highest or otherwise best offer(s) for the sale or sales of the Core Centers Assets. Other interested bidders would be permitted to participate in the auction if they submit qualifying offers that are higher or otherwise better than the Stalking Horse APA. The Stalking Horse APA acts as a baseline for competitive bids for the acquisition of the Core Center Assets. The Bidding Procedures Motion additionally seeks Bankruptcy Court approval of the Stalking Horse APA and designation of the Buyer as the “stalking horse” bidder for the Acquired Assets.

Under the terms of the Stalking Horse APA, the Buyer has agreed, subject to Bankruptcy Court approval and absent any higher or otherwise better bid, to acquire the Acquired Assets and to assume the Acquired Liabilities from the Seller Group for (i) a cash payment of $35 million and (ii) units of ClareMedica Health Partners, LLC, a wholly-owned subsidiary of Buyer Parent, having an aggregate value of $65 million. The Stalking Horse APA includes customary representations and warranties and various customary covenants under the circumstances that are subject to certain limitations, including, without limitation, a break-up fee and expense reimbursement and the right to designate executory contracts and unexpired leases to assume or reject.

The Bidding Procedures and Stalking Horse APA remain subject to approval by the Bankruptcy Court and the foregoing description is not complete, and is qualified in its entirety by reference to the Stalking Horse APA, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1, and is hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the DIP Credit Agreement and the DIP Facility included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 19, 2024, the Company received written notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of the Chapter 11 Cases and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq had determined that the Company’s Class A common stock and warrants will be delisted from Nasdaq. Nasdaq also notified the Company, as a separate basis for delisting and as previously disclosed, that the Company was not in compliance with Listing Rule 5450(b)(3)(C) for failure to maintain a market value of publicly held shares of at least $15 million for a period of 30 consecutive trading days. The Nasdaq notice also advised the Company of its right to request an appeal of the determination. The Company does not intend to pursue an appeal.

Trading of the Company’s Class A common stock and warrants will be suspended at the opening of business on November 29, 2024. Nasdaq will also file a Form 25 Notification of Delisting with the U.S. Securities and Exchange Commission (the “SEC”) to remove the Company’s securities from listing and registration on Nasdaq.

Item 7.01 Regulation FD Disclosure

On November 25, 2024, the Company issued a press release announcing its entry into the Stalking Horse APA. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information and the information contained in Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its security holders will experience a complete loss on their investment. As noted in Item 3.01 above, the Company’s Class A common stock and warrants will be delisted from the Nasdaq Global Select Market at the opening of business on November 29, 2024.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, as amended.

These forward-looking statements include, but are not limited to, statements regarding the Debtors’ continued operation of the business as “debtors-in-possession”; the Company’s expectation regarding a sale of the Core Centers Assets and the Bankruptcy Court’s approval thereof and of the Bidding Procedures; the Company’s expectations regarding the delisting of its Class A common stock and warrants; and any assumptions underlying any of the foregoing. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this current report. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including, but not limited to: the Company’s ability to fund its planned operations through the Chapter 11 Cases and its ability to continue as a going concern; the adverse impact of the Chapter 11 Cases on the Company’s business, financial condition, and results of operations; the Company’s ability to successfully consummate its restructuring (the “Restructuring”) and emerge from the Chapter 11 Cases, including by entrance into the Restructuring Support Agreement (the “RSA”) and ultimately satisfying the conditions and milestones set forth therein; the Company’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through the Restructuring; the Company’s ability to make the required payments under the agreements governing its current debt obligations; the Company’s ability to maintain relationships with suppliers, physicians, patients, employees and other third parties as a result of the Restructuring and the Chapter 11

Cases; the Company’s ability to execute on currently contemplated asset sales; the effects of the Restructuring and the Chapter 11 Cases on the Company and the interests of various constituents; risks and uncertainties associated with the Restructuring, including the Company’s ability to receive approvals for debtor-in-possession financing and the sales of its MSO and core centers businesses, obtain confirmation of the Plan under the Chapter 11 Cases and successfully consummate the Restructuring; the Company’s ability to receive any required approvals of the Plan and the responses of its securityholders and other stakeholders, including those party to the Restructuring and the RSA; subject to the successful outcome of the Restructuring, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; the Company’s ability to maintain the listing of its common stock and warrants on Nasdaq, and the resulting impact of either (i) a delisting or (ii) remedies taken to prevent a delisting on the Company’s results of operations and financial condition; and other risks and uncertainties described from time to time in the Company’s filings with the SEC. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that the Company files or furnishes with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit

Number Description

2.1* Asset Purchase Agreement, dated as of November 24, 2024, by and among ClareMedica Viking, LLC, ClareMedica Parent Holdings, LP and CareMax, Inc.

99.1 Press Release issued by CareMax, Inc. on November 25, 2024.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 25, 2024	By:	/s/ Kevin Wirges
Name: Kevin Wirges Title: Executive Vice President, Chief Financial Officer and Treasurer